Filed pursuant to Rule 497
File No. 333-174784

FS INVESTMENT CORPORATION

Supplement dated February 21, 2012
to
Prospectus dated November 1, 2011

This supplement contains information that amends, supplements or modifies certain information contained in the Prospectus of FS Investment Corporation dated November 1, 2011, as supplemented and amended (as so supplemented and amended, the “Prospectus”).

You should carefully consider the “Risk Factors” beginning on page 30 of the Prospectus before you decide to invest in shares of our common stock.

Risk Factors
Management’s Discussion and Analysis of Financial Condition and Results of Operations

This supplement supplements and amends the sections of the Prospectus entitled “Risk Factors—Risks Relating to Debt Financing—We are subject to risks associated with our debt securitization facility” and each of the sub-risk factors under such section and “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources—JPM Financing” to include the following immediately after the disclosure in each such section regarding the debt financing arrangement with JPMorgan Chase Bank, N.A., London Branch (dollar amounts are not presented in thousands):

On February 15, 2012, we amended our debt financing arrangement with JPM to increase the amount available to us from $300 million to $400 million. In connection with the increase in the amount available under the debt financing arrangement, we may sell from time to time additional loans in our portfolio having an aggregate market value of approximately $200 million to Locust Street pursuant to the Asset Transfer Agreement, as amended by Amendment No. 1 thereto, dated as of February 15, 2012.  As a result of this amendment, we may sell an aggregate of $800 million in loans to Locust Street.  In addition, Locust Street and Citibank, N.A., as trustee, entered into Supplemental Indenture No. 1, dated as of February 15, 2012, to the Indenture, pursuant to which the aggregate principal amount of Class A Notes to be issued by Locust Street from time to time to Race Street was increased from $420 million to $560 million.

Pursuant to the transactions, Race Street and JPM entered into the Amended and Restated Confirmation, dated as of February 15, 2012, or the A&R Confirmation, which amends and restates the confirmation dated as of July 21, 2011, to increase the maximum aggregate principal amount of Class A Notes that may be purchased and sold under the JPM Facility from $420 million to $560 million.  Pursuant to the JPM Facility, JPM has agreed to purchase from time to time Class A Notes held by Race Street for an aggregate purchase price equal to approximately 71% of the principal amount of Class A Notes purchased. Accordingly, the maximum amount payable at any time by JPM to Race Street under the JPM Facility, as amended by the A&R Confirmation, has increased from $300 million to $400 million.

No other material terms of this financing arrangement with JPM changed in connection with the amendment to the Asset Transfer Agreement, Supplemental Indenture No. 1 to the Indenture or the A&R Confirmation.

This supplement further supplements and amends the sections of the Prospectus entitled “Risk Factors—Risks Relating to Our Investments—We may enter into total return swap agreements or other derivative transactions which expose us to certain risks, including market risk, liquidity risk and other risks similar to those associated with the use of leverage,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources—Total Return Swap” and “Senior Securities—Total Return Swap” to include the following immediately after the disclosure in each such section regarding the total return swap for senior secured floating rate loans entered into between Arch Street Funding LLC, a wholly-owned financing subsidiary of FS Investment Corporation, and Citibank, N.A.(dollar amounts are not presented in thousands):

On February 16, 2012, Arch Street entered into an amendment to the TRS Agreement which increased the maximum market value of the portfolio of loans subject to the TRS (determined as of the time that each such loan becomes subject to the TRS) from $300 million to $515 million. Pursuant to the amended TRS Agreement, Arch Street pays to Citibank interest at a rate equal to one-month LIBOR + 1.25% per annum through March 1, 2012 and at a rate equal to one-month LIBOR + 1.27% per annum thereafter.  No other material terms of the TRS changed in connection with the amendment to the TRS Agreement.

This supplement further supplements and amends the section of the Prospectus entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Quantitative and Qualitative Disclosures About Market Risk” to replace the second sentence of the second paragraph thereof in its entirety with the following (dollar amounts are presented in thousands):

Under the terms of the TRS between Arch Street and Citibank, Arch Street pays fees to Citibank at a floating rate based on LIBOR in exchange for the right to receive the economic benefit of a pool of loans having a maximum notional amount of $515,000.